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                                                                    Exhibit 23.2

                         Consent of Arthur Andersen LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated June 4, 1998 included (or incorporated by reference) in this Form 10-K/A, into the Company's previously filed Registration Statements File Nos. 33-40341 and 333-71855.


/s/ Arthur Andersen LLP


Cleveland, Ohio,
July 31, 2000